Exhibit 99.1

Astrotech Reports First Quarter of Fiscal Year 2025 Financial Results

AUSTIN, Texas, Nov. 12, 2024 (GLOBE NEWSWIRE) -- Astrotech Corporation (Nasdaq: ASTC) (the “Company” or “Astrotech”) reported its financial results for the first quarter of fiscal year 2025, which ended September 30, 2024.

Financial Highlights & Recent Developments

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Operating expenses increased $119 thousand or 3.3% as the Company increased its participation in trade events in the U.S. featuring its array of industry-specific solutions offered by its subsidiaries: 1st Detect Corporation (“1st Detect”), AgLab Inc., and Pro-Control, Inc.

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1st Detect, which is focused on explosives and narcotics detection, continues to work with several departments within the Department of Homeland Security (“DHS”) to demonstrate and work through their processes for certification, qualification and visibility, including but not limited to the below:

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The Company advanced work with the Transportation Security Laboratory (“TSL”) in Developmental Test and Evaluation to ensure its readiness to enter certification testing for the U.S. Transportation Security Administration (“TSA”) checkpoints. The certification test will be performed by the Independent Test & Evaluation department of TSL.

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In June of 2024, the TSA approved 1st Detect’s TRACER 1000 for the Air Cargo Security Technology List, which advanced the TRACER 1000 to Stage II testing and permits air cargo companies in the United States to use our equipment in their operations. During Stage II testing, the Company is conducting field trials with the TSA. If field trials are successful, the TRACER 1000 will be added to the "qualified" list.

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Astrotech’s consolidated balance sheet remains strong with $28.3 million in cash and cash equivalents and liquid investments which is anticipated to support the Company’s research and development, organic growth, and potential acquisition targets.

“The start of fiscal year 2025 has brought exciting progress in our product development and market engagement. Mass spectrometry is a powerful tool that is very versatile and can be used in many diverse applications. We have successfully proven that our technology can be used to detect explosives and narcotics and provide real-time testing used to maximize efficiencies in the manufacturing of chemicals. Our NTDs and ETDs are being demonstrated to airport and border crossings and prisons around the globe. We look forward to continuing to advance the Company’s goals with our Astrotech Mass Spectrometry Technology™ in the upcoming year,” stated Thomas B. Pickens, III, Astrotech’s Chairman, Chief Executive Officer and Chief Technology Officer.

About Astrotech Corporation

Astrotech (Nasdaq: ASTC) is a mass spectrometry company that launches, manages, and commercializes scalable companies based on its innovative core technology through its wholly-owned subsidiaries. 1st Detect develops, manufactures, and sells trace detectors for use in the security and detection market. AgLAB develops and sells chemical analyzers for use in the agriculture market. Pro-Control is developing the mass spectrometry technology for use in chemical manufacturing processes. BreathTech is developing a breath analysis tool to screen for volatile organic compounds that could indicate infections or critical conditions. Astrotech is headquartered in Austin, Texas. For information, please visit www.astrotechcorp.com.

Forward-Looking Statements

This press release contains forward-looking statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, trends, and uncertainties that could cause actual results to be materially different from the forward-looking statement. These factors include, but are not limited to, the adverse impact of inflationary pressures, including significant increases in fuel costs, global economic conditions and events related to these conditions, including the ongoing wars in Ukraine and the middle east and the COVID-19 pandemic, the Company’s use of proceeds from the common stock offerings, whether we can successfully complete the development of our new products and proprietary technologies, whether we can obtain the FDA and other regulatory approvals required to market our products under development in the United States or abroad, whether the market will accept our products and services and whether we are successful in identifying, completing and integrating acquisitions, as well as other risk factors and business considerations described in the Company’s Securities and Exchange Commission filings including the Company’s most recent Annual Report on Form 10-K. Any forward-looking statements in this document should be evaluated in light of these important risk factors. While we do not intend to directly harvest, manufacture, distribute or sell cannabis or cannabis products, we may be detrimentally affected by a change in enforcement by federal or state governments and we may be subject to additional risks in connection with the evolving regulatory area and associated uncertainties. Any such effects may give rise to risks and uncertainties that are currently unknown or amplify others mentioned herein. Although the Company believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In addition, any forward- looking statements included in this press release represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company assumes no obligation to correct or update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Company Contact: Jaime Hinojosa, Chief Financial Officer, Astrotech Corporation, (512) 485-9530.

Financial tables follow

ASTROTECH CORPORATION AND SUBSIDIARIES

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2024	2023
Revenue	$34	$425
Cost of revenue	25	242
Gross profit	9	183
Operating expenses:
Selling, general and administrative	1,688	1,646
Research and development	1,949	1,872
Total operating expenses	3,637	3,518
Loss from operations	(3,628)	(3,335)
Other income and expense, net	350	423
Loss from operations before income taxes	(3,278)	(2,912)
Income tax expense	—	—
Net loss	$(3,278)	$(2,912)
Weighted average common shares outstanding:
Basic and diluted	1,631	1,631
Basic and diluted net loss per common share:
Net loss per common share	$(2.01)	$(1.79)
Other comprehensive loss, net of tax:
Net loss	$(3,278)	$(2,912)
Available-for-sale securities:
Net unrealized gain (loss)	316	(54)
Total comprehensive loss	$(2,962)	$(2,966)

ASTROTECH CORPORATION AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share and per share data)

	September 30, 2024	June 30, 2024
	(Unaudited)	(Note)
Assets
Current assets
Cash and cash equivalents	$6,518	$10,442
Short-term investments	21,790	21,474
Accounts receivable	91	77
Inventory, net:
Raw materials	2,212	2,038
Work-in-process	177	66
Finished goods	309	370
Prepaid expenses and other current assets	515	261
Total current assets	31,612	34,728
Property and equipment, net	2,724	2,763
Operating lease right-of-use assets, net	83	119
Other assets, net	30	30
Total assets	$34,449	$37,640
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$649	$373
Payroll related accruals	612	1,174
Accrued expenses and other liabilities	717	754
Lease liabilities, current	149	227
Total current liabilities	2,127	2,528
Accrued expenses and other liabilities, net of current portion	194	232
Lease liabilities, net of current portion	67	73
Total liabilities	2,388	2,833
Commitments and contingencies
Stockholders’ equity
Convertible preferred stock, $0.001 par value, 2,500,000 shares authorized; 280,898 shares of Series D issued and outstanding at September 30, 2024 and June 30, 2024	—	—
Common stock, $0.001 par value, 250,000,000 shares authorized at September 30, 2024 and June 30, 2024, respectively; 1,712,045 shares issued at September 30, 2024 and June 30, 2024, respectively; 1,701,729 outstanding at September 30, 2024 and June 30, 2024, respectively	190,643	190,643
Treasury shares, 10,316 at September 30, 2024 and June 30, 2024, respectively	(119)	(119)
Additional paid-in capital	82,696	82,480
Accumulated deficit	(240,298)	(237,020)
Accumulated other comprehensive loss	(861)	(1,177)
Total stockholders’ equity	32,061	34,807
Total liabilities and stockholders’ equity	$34,449	$37,640

Note: The balance sheet at June 30, 2024 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by the United States generally accepted accounting principles for complete financial statements.